                                                                    EXHIBIT 10.8

CERTAIN PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT. THE SYMBOL "[****]" HAS BEEN INSERTED IN PLACE OF THE PORTIONS SO OMITTED.

                               AMENDMENT AGREEMENT

      THIS AMENDMENT AGREEMENT is made this 7th day of November, 2003, by and between Collegiate Funding Services, L.L.C. ("CFS") and ClassNotes Inc. d/b/a Educaid and Wachovia Bank of Delaware, National Association (together "Lender").

                                    RECITALS

      WHEREAS, CFS and Educaid are parties to the Consolidation Loan Origination Responsibility Agreement dated November 1, 2000, as amended (the "RWC Agreement") and CFS and Wachovia are parties to the Private Consolidation Loan Origination Responsibility Agreement dated as of June 12, 2001, as amended (the "RWPC Agreement") (hereinafter collectively referred to as the "CFS Agreements"); and

      WHEREAS, the parties hereto wish to amend the CFS Agreements as set forth herein (all capitalized terms used herein shall have the meaning ascribed to them in the CFS Agreements except as expressly provided herein);

      NOW THEREFORE, in consideration of the mutual promises contained in this Amendment Agreement, and of other good and valuable consideration, the receipt of which is hereby acknowledged, the parties to this Amendment Agreement do hereby agree to the following:

      1. Without limiting any other provision of the CFS Agreements, Lender, its representatives, attorneys or auditors, and the Comptroller of the Currency, shall have the right upon no less than five (5) days prior written notice to conduct information security reviews ("IS Review") at any time or times during CFS's normal business hours on any of CFS's systems and/or applications used to provide or perform marketing and/or loan origination activities under the CFS Agreements. Such IS Reviews shall include, but not be limited to, physical inspection, external scan, internal scan, code review, process reviews and reviews of system configurations. Such IS Reviews shall be conducted in Lender's discretion, by Lender or its designee, and at Lender's expense. CFS hereby grants permission to Lender to perform such IS Reviews. Such IS Reviews shall not disturb or disrupt the normal business operations of CFS. Should the aforementioned IS Review result in the discovery of material security risks to Lender Proprietary Information, Lender shall immediately notify CFS of such risks detailing the material risks identified in the IS Review and CFS shall respond to Lender in writing with CFS's plan to take reasonable measures to promptly correct, repair or modify the said network or application to effectively eliminate the risk, at no cost to Lender. CFS shall have ten (10) business days from the date of receipt of such notice to cure such security risk, unless the parties consent to a longer period of time for such cure, which consent shall not be unreasonably withheld. In the event of a security risk, Lender may review any system and transaction logs related thereto which contain Lender information or data potentially compromised.

      2. The right of Lender, its representatives, attorneys or auditors, and the Comptroller of the Currency, to conduct IS Reviews, and any exercise of such right, shall not in any way diminish or affect CFS's or Lender's duties and liabilities under the CFS Agreements.

      3. A breach of Sections 14(D), 14(E), 19 and 20(G) of the RWC Agreement and Sections 4(I), 13(E), 18, and 19(H) of the RWPC Agreement may cause the aggrieved party to suffer irreparable harm in an amount not easily ascertained (e.g. CFS's or Lender's use or disclosure of Proprietary Information in any manner inconsistent with the CFS Agreements). The non-breaching party shall have the right to: (i) seek equitable and injunctive relief to prevent the unauthorized, negligent or inadvertent use or disclosure of the other party's confidential or proprietary information; and (ii) seek to recover the amount of any damages (including attorneys' fees and expenses) to the non-breaching party in connection with such use or disclosure, and (iii) pursue all other remedies said party may have at law or in equity for breach or threatened breach of the foregoing sections of the CFS Agreements.

      4. For purposes of the CFS Agreements, "Electronic Incident" shall mean any unauthorized action by a known or unknown person which, if successfully completed, attempted, or threatened, should reasonably be considered one of the following: an attack, penetration, denial of service, disclosure of confidential customer or other sensitive information, misuse of system access, unauthorized access or intrusion (hacking), virus intrusion, or any other activity that could affect CFS's systems or data. For purposes of hereof, "CFS" shall include the systems, networks, technology, content or web sites of third party vendors used by CFS for the provision of Services. CFS shall report to Lender all known or suspected Electronic Incidents. If an Electronic Incident occurs, CFS shall immediately notify Lender at telephone number [916-554-8077], and provide the following information: nature and impact of the Electronic Incident; actions already taken by CFS; CFS's assessment of immediate risk; and corrective measures to be taken, evaluation of alternatives, and next steps. CFS shall continue providing appropriate status reports to Lender regarding the resolution of the Electronic Incident and prevention of future such Electronic Incidents. CFS or Lender may require that the Services be suspended, connectivity with CFS be terminated, or other appropriate action be taken pending such resolution.

      5. CFS shall provide disaster recovery and backup capabilities and facilities through which CFS will be able to perform its obligations hereunder to Lender with minimal disruptions or delays. Upon prior written request, CFS shall make available to Lender at a CFS location, copies of the written plan or plans for disaster recovery and backup arrangements for review. Due to the highly confidential and proprietary nature of said documents, no copies of said plan or plans shall be made or taken from the site. Lender shall remain responsible for maintaining the confidentiality of said plan or plans.

      6. Paragraphs 1-5 of this Amendment Agreement amend the CFS Agreements, but only insofar as specifically stated herein. The CFS Agreements, as modified by this Amendment Agreement, are hereby ratified and confirmed and remain in full force and effect. This Amendment Agreement may be executed in counterparts, each of which shall be an original but all of which, taken together, shall constitute one and the same instrument.

IN WITNESS WHEREOF, the parties hereto have caused this instrument to be duly executed as of the day and the year first above written.

COLLEGIATE FUNDING SERVICES, LLC               WACHOVIA BANK OF DELAWARE,
                                               NATIONAL ASSOCIATION

By:     /s/ J. Barry Morrow                    By:    /s/ Doris A. Grose
        -----------------------------------           -------------------------

Name:    J. Barry Morrow...                    Name:  Doris A. Grose....

Title:  President & Chief Executive Officer    Title: Senior Vice President

CLASSNOTES INC. D/B/A EDUCAID

By:     /s/ Doris A. Grose
        -----------------------------------
Name:   Doris A. Grose....

Title:  President

                         AMENDMENT DATED MARCH 17, 2004
                                       TO

                     PRIVATE CONSOLIDATION LOAN ORIGINATION
                            RESPONSIBILITY AGREEMENT
                                     BETWEEN
                        COLLEGIATE FUNDING SERVICES, LLC
                                       AND
                 WACHOVIA BANK OF DELAWARE, NATIONAL ASSOCIATION

      This Amendment is entered into as of March 17, 2004 among Collegiate Funding Services, L.L.C. ("CFS") and Wachovia Bank of Delaware, National Association ("Lender") and collectively the "Parties".

      WHEREAS, the Lender and CFS entered into the Private Consolidation Loan Origination Responsibility Agreement dated as of June 12, 2001, as amended (the "Agreement"); and

      WHEREAS, the Parties desire to amend and/or supplement the Agreement for the mutual benefit of the Parties, all as hereinafter set forth in greater detail (all capitalized terms used herein shall have the meaning ascribed to them in the Agreement except as expressly provided herein).

      NOW THEREFORE, in consideration of the mutual covenants and agreements contained herein and for other good and valuable consideration, the receipt and sufficiency of which is acknowledged by each party, the Parties agree as follows:

      1. Paragraph 7 of the Agreement is amended to read as follows:

                  "7. Insurance:

                  CFS shall obtain and maintain in force until all Loans that
            Lender funds hereunder are repaid in full or paid as a claim by TERI, and upon the request of the Lender furnish proof of, errors and omissions and liability insurance policies acceptable to the Lender providing coverage (with no per occurrence minimum and not more than $100,000 deductible), with respect to claims by Lender, arising from CFS's failure to perform any of its responsibilities under, or from CFS's breach of its representations, warranties or certifications made in, this Agreement, each in an amount of at least $1,000,000 in the aggregate and per occurrence. Each such policy shall be maintained with an insurer rated not lower than A by A.M. Best Co. CFS shall provide Lender at least 60 days prior written notice of any proposed cancellation, material modification, reduction in coverage, or non-renewal of the above described policies. Notwithstanding the foregoing, the policies shall not be amended or modified in any manner which limits, restricts, or conditions the coverage provided, decreases the amount of coverage or increases the deductible, or in any other way reduces the coverage provided, without the prior written consent of Lender and Servicer, which shall not be unreasonably withheld."

      2. Paragraph 9 of the Agreement is amended to read as follows:

                  "9. Loan Size:

                  Borrowers must have Loan indebtedness of at least $[****].

                  Lender shall have the right to terminate this Agreement upon notice to CFS in the event that the average borrower indebtedness on funded RWPCL Program Loans in any month is less than $[****] in each of three (3) consecutive months."

      3. Paragraph 12 of the Agreement is amended to read as follows:

                  "12. Referral Fee:

                  Effective June 1, 2004 the Lender agrees to pay a referral fee as set forth in Exhibit C for each funded RWPCL Program Loan."

      The Parties further agree that each and every reference in the Agreement to "application fee" shall hereinafter be deemed a reference to "referral fee".

      4. The reference in Paragraph 13(B) of the Agreement to "[****]% is hereby changed to read "[****]%".

      5. Paragraph 13(E) of the Agreement is amended to read as follows:

                  "E. CFS agrees not to market RWPCL Loans for funding by Lender to any individual who (i) is a consumer or customer of Lender or any of its Affiliates as identified by Lender to CFS, or (ii) CFS may not market to under Applicable Law. Whenever Lender provides CFS with a report listing such individuals in a format to be mutually agreed to by CFS and Lender, CFS shall promptly match each such individual on such list against any file, database, or list of consumers/customers maintained or used by CFS to promote the RWPCL Program. CFS shall not market RWPCL Loans for funding by Lender to individuals identified in such data-matching process. CFS agrees that it will not directly market, advertise or promote (nor cause or suffer any agent or designee to directly market, advertise, or promote) products or services of any type or from any source other than from Lender or Lender's affiliates to Borrowers who have obtained a RWPCL Program Loan unless agreed to in advance by both Lender and CFS. It is further understood and agreed that CFS may market to individuals with applications submitted for processing under this Agreement and for whom a RWPCL loan has not yet been funded. However, CFS agrees that the marketing prohibitions in the preceding sentences apply when an applicant's RWPCL loan is funded, except that CFS may respond to requests, inquiries or applications from individuals regarding products or services that CFS directly marketed to such individuals prior to their RWPCL loan being funded."

      6. The contact and address information in Paragraph 21 of the Agreement is amended to read as follows:

         "If to CFS:

         Mr. W. Clark McGhee, Executive Vice President
         Collegiate Funding Services, LLC 100 Riverside
         Parkway Fredericksburg, Virginia 22406

         cc:  Charles L. Terribile, Executive Vice President and General Counsel

         If to Lender:

         c/o Mr. Ricardo Ramirez,
         Senior Vice President
         Wachovia Bank of Delaware, N.A.
         3301 C Street, Suite 100-M
         Sacramento, California 95816"

      7. Paragraph 23(A) of the Agreement is amended to read as follows:

                  "23. Term; Termination:

                  B. The parties agree that the term of this Agreement shall be from the date first written above until December 31, 2005 "Initial Term"). The Agreement shall thereafter automatically extend for one-year periods (each an "Additional Term") unless one of the parties notifies the others in writing of their intent not to renew at least 90 days prior to the expiration of the Initial Term or Additional Term, as applicable."

      8. Paragraph 23(B)(5) of the Agreement is amended to read as follows:

                  "(5) By Lender upon written notice to CFS in the event that the Guaranty Agreement between Lender and TERI terminates. Furthermore, Lender shall have no obligation to fund any Loans under this Agreement after the date or for the period of time, if applicable, that (i) TERI limits or suspends issuing Guarantees on RWPCL Loans, or (ii) the Office of the Comptroller of the Currency or any other regulatory agency with jurisdiction over Lender directs the Lender to discontinue its activities under this Agreement."

      9. The "Applicable Rate" set forth in Exhibit C to the Agreement is amended to read as follows:

                  "Applicable Rate

                  Based upon the Average Application amount during the preceding
            Measurement Period, the applicable rate paid in a month will be according to the following:

    AVERAGE            PRIMARY
  APPLICATION      BORROWER'S FICO     PRIMARY BORROWER'S
UNDERLYING LOAN       SCORE IS           FICO SCORE IS
    BALANCE            <[****]             >[****]
---------------   ------------------   -------------------
   <$[****]             [****]%             [****]%
$[****]-$[****]         [****]%             [****]%
   <$[****]             [****]%             [****]%

      10. Notwithstanding any other provision of the Agreement, Lender may, but in no case is required to, fund more than $[****] of RWPCL Program Loans in any calendar year.

      11. Except as explicitly set forth herein, nothing contained in this Amendment is intended, nor shall it, release, remove, modify, alter, or amend any obligation, duty, or responsibility of CFS or Lender as set forth in the Agreement and as further set forth in the Amendment. The Agreement, as modified by this Amendment, is hereby ratified and confirmed and remains in full force and effect. This Amendment may be executed in counterparts, each of which may be a fax copy of an original but all of which, taken together, shall constitute one and the same instrument.

IN WITNESS WHEREOF, the Parties have set their hands hereto.

WACHOVIA BANK OF DELAWARE, NATIONAL ASSOCIATION ("Lender")

    /s/ Ricardo Ramirez
    --------------------------
By: Ricardo Ramirez

COLLEGIATE FUNDING SERVICES, LLC ("CFS")

    /s/ W. Clark McGhee
    --------------------------
By: W. Clark McGhee